Exhibit 21.1
Subsidiary List

	State		Ownership
Name of Subsidiary	of Organization	Owned By	Percentage
AmSurg KEC, Inc.	TN	AmSurg Corp.	100%
The Endoscopy Center of Knoxville, L.P.	TN	AmSurg KEC, Inc.	51%
AmSurg EC Topeka, Inc.	TN	AmSurg Corp.	100%
The Endoscopy Center of Topeka, L.P.	TN	AmSurg EC	51%
AmSurg EC St. Thomas, Inc.	TN	AmSurg Corp.	100%
The Endoscopy Center of St. Thomas, L.P.	TN	AmSurg EC St. Thomas, Inc.	60%
AmSurg EC Centennial, Inc.	TN	AmSurg Corp.	100%
The Endoscopy Center of Centennial, L.P.	TN	AmSurg EC Centennial, Inc.	51%
AmSurg EC Beaumont, Inc.	TN	AmSurg Corp.	100%
The Endoscopy Center of Southeast Texas, L.P.	TN	AmSurg EC Beaumont, Inc.	51%
AmSurg EC Santa Fe, Inc.	TN	AmSurg Corp.	100%
The Endoscopy Center of Santa Fe, L.P.	TN	AmSurg EC Santa Fe, Inc.	60%
AmSurg EC Washington, Inc.	TN	AmSurg Corp.	100%
The Endoscopy Center of Washington D.C., L.P.	TN	AmSurg EC Washington, Inc.	51%
AmSurg Torrance, Inc.	TN	AmSurg Corp.	100%
The Endoscopy Center of the South Bay, L.P.	TN	AmSurg Torrance, Inc.	51%
AmSurg Encino, Inc.	TN	AmSurg Corp.	100%
The Valley Endoscopy Center, L.P.	TN	AmSurg Encino, Inc.	51%
AmSurg Sebastopol, Inc.	TN	AmSurg Corp.	100%
AmSurg Abilene, Inc.	TN	AmSurg Corp.	100%
The Abilene ASC, L.P.	TN	AmSurg Abilene, Inc.	60%
AmSurg Lorain, Inc.	TN	AmSurg Corp.	100%
The Lorain ASC, L.P.	TN	AmSurg Lorain, Inc.	51%
AmSurg Maryville, Inc.	TN	AmSurg Corp.	100%
The Maryville ASC	TN	AmSurg Maryville, Inc.	53%
AmSurg Miami, Inc.	TN	AmSurg Corp.	100%
The Miami ASC, L.P.	TN	AmSurg Miami, Inc.	51%
AmSurg Melbourne, Inc.	TN	AmSurg Corp.	100%
The Melbourne ASC, L.P.	TN	AmSurg Melbourne, Inc.	51.00%
AmSurg Hillmont, Inc.	TN	AmSurg Corp.	100%
The Hillmont ASC, L.P.	TN	AmSurg Hillmont, Inc.	51%
AmSurg Northwest Florida, Inc.	TN	AmSurg Corp.	100%
The Northwest Florida ASC, L.P.	TN	AmSurg Northwest Florida, Inc.	51%
AmSurg Palmetto, Inc.	TN	AmSurg Corp.	100%
The Palmetto ASC, L.P.	TN	AmSurg Palmetto, Inc.	51%
AmSurg Ocala, Inc.	TN	AmSurg Corp.	100%
The Ocala Endoscopy ASC, L.P.	TN	AmSurg Ocala, Inc.	51%
AmSurg Crystal River, Inc.	TN	AmSurg Corp.	100%
The Crystal River Endoscopy ASC, L.P.	TN	AmSurg Crystal River, Inc.	51%

	State		Ownership
Name of Subsidiary	of Organization	Owned By	Percentage
AmSurg Abilene Eye, Inc.	TN	AmSurg Corp.	100%
The Abilene Eye ASC, L.P.	TN	AmSurg Abilene Eye, Inc.	51%
AmSurg El Paso, Inc.	TN	AmSurg Corp.	100%
The El Paso ASC, L.P.	TN	AmSurg El Paso, Inc.	51%
AmSurg Naples, Inc.	TN	AmSurg Corp.	100%
The Naples Endoscopy ASC, L.P.	TN	AmSurg Naples, Inc	76%
The AmSurg Naples Ancillary Company, LLC	TN	AmSurg Holdings, Inc.	50%
The Naples Endoscopy Anesthesia, LLC	TN	The AmSurg Naples Ancillary Company, LLC	50%
AmSurg La Jolla, Inc.	TN	AmSurg Corp.	100%
The La Jolla Endoscopy Center, L.P.	TN	AmSurg La Jolla, Inc.	51%
AmSurg Burbank, Inc.	TN	AmSurg Corp.	100%
The Burbank Ophthalmology ASC, L.P.	TN	AmSurg Burbank, Inc.	51%
AmSurg Inglewood, Inc.	TN	AmSurg Corp.	100%
The Los Angeles/Inglewood Endoscopy	TN	AmSurg Inglewood, Inc.	51%
AmSurg Glendale, Inc.	TN	AmSurg Corp.	100%
The Glendale Ophthalmology ASC, L.P.	TN	AmSurg Glendale, Inc.	51%
AmSurg Suncoast, Inc.	TN	AmSurg Corp.	100%
The Suncoast Endoscopy ASC, L.P.	TN	AmSurg Suncoast, Inc.	51%
AmSurg Weslaco, Inc.	TN	AmSurg Corp.	100%
The Weslaco Ophthalmology ASC, L.P.	TN	AmSurg Weslaco, Inc.	51%
AmSurg San Antonio TX, Inc.	TN	AmSurg Corp.	100%
The San Antonio TX Endoscopy ASC, L.P.	TN	AmSurg San Antonio TX, Inc.	51%
AmSurg Temecula CA, Inc.	TN	AmSurg Corp.	100%
The Temecula CA Endoscopy ASC, L.P.	TN	AmSurg Temecula CA, Inc.	51%
AmSurg Escondido CA, Inc.	TN	AmSurg Corp.	100%
The Escondido CA Endoscopy ASC, LP	TN	AmSurg Escondido CA, Inc.	51%
AmSurg San Luis Obispo CA, Inc.	TN	AmSurg Corp.	100%
The San Luis Obispo CA Endoscopy ASC, L.P.	TN	AmSurg San Luis Obispo CA, Inc.	51%
The Scranton PA Endoscopy ASC, L.P.	TN	AmSurg Scranton PA, Inc.	50.49%
AmSurg Scranton PA, Inc.	TN	AmSurg Holdings, Inc.	100%
AmSurg Arcadia CA, Inc.	TN	AmSurg Corp	100%
The Arcadia CA Endoscopy ASC, L.P.	TN	AmSurg Arcadia CA, Inc.	51%
AmSurg Main Line PA, Inc.	TN	AmSurg Corp	100%
The Main Line PA Endoscopy ASC, L.P.	TN	AmSurg Main Line PA, Inc.	51%
AmSurg Oakland CA, Inc.	TN	AmSurg Corp	100%
The Oakland CA Endoscopy ASC, L.P.	TN	AmSurg Oakland CA, Inc.	51%
AmSurg Glendora CA, Inc.	TN	AmSurg Corp	100%
The Glendora CA Endoscopy ASC, L.P.	TN	AmSurg Glendora CA, Inc.	51%
AmSurg Lancaster PA, Inc.	TN	AmSurg Corp	100%
The Lancaster PA Endoscopy ASC, L.P.	TN	AmSurg Lancaster PA, Inc.	51%
AmSurg Holdings, Inc.	TN	AmSurg Corp.	100%
The Knoxville Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
Montgomery Eye Surgery Center, LLC	TN	AmSurg Holdings, Inc.	51%
EyeCare Consultants Surgery Center, LLC	TN	AmSurg Holdings, Inc.	51%

	State		Ownership
Name of Subsidiary	of Organization	Owned By	Percentage
The Sidney ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Cleveland ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Milwaukee ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Columbia ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Wichita Orthopaedic ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Minneapolis Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	100%
The Willoughby ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Westglen Endoscopy Center, LLC	TN	AmSurg Holdings, Inc.	51%
The Chevy Chase ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Oklahoma City ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Mountain West Gastroenterology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Cincinnati ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Fayetteville ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Independence ASC, LLC	TN	AmSurg Holdings, Inc.	51%
AmSurg Northern Kentucky GI, LLC	TN	AmSurg Holdings, Inc.	51%
AmSurg Louisville GI, LLC	TN	AmSurg Holdings, Inc.	51%
AmSurg Kentucky Ophthalmology, LLC	TN	AmSurg Holdings, Inc.	51%
The Phoenix Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Toledo Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Englewood ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Sun City Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Cape Coral/Ft. Myers Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Cape Coral/Ft. Myers Anesthesia, LLC	TN	The Cape Coral/Ft. Myers Endoscopy ASC, LLC	48%
The Baltimore Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	60%
The Boca Raton Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Minneapolis Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Florham Park Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
Northside Gastroenterology Endoscopy Center, LLC	IN	AmSurg Holdings, Inc.	51%
The Chattanooga Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Mount Dora Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	54%
The Oakhurst Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Seneca PA ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Tamarac Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Waldorf Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Sarasota Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Las Vegas Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	52%
The Sarasota Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Middletown Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Dover Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Surgery Center of Middle Tennessee, LLC	TN	AmSurg Holdings, Inc.	51%
The Greensboro Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Kingston Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Las Vegas East Ophthalmology ASC, LLC	NV	AmSurg Holdings, Inc.	51%
The Blue Ridge/Clemson Orthopaedic ASC, LLC	TN	AmSurg Holdings, Inc.	51%

	State		Ownership
Name of Subsidiary	of Organization	Owned By	Percentage
The Hutchinson Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Sunrise Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Metairie Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	64.87%
The Ft. Myers Digestive Health and Pain ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Ft. Myers Digestive Health Anesthesia, LLC	TN	The Ft. Myers Digestive Health and Pain ASC, LLC	48%
The Bel Air Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
Bloomfield Eye Surgery Center, LLC	TN	AmSurg Holdings, Inc.	51%
The Zephyrhills Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	66.44%
Mercer County Surgery Center, LLC	TN	AmSurg Holdings, Inc.	51%
Atlantic Coastal Surgery Center, LLC	DE	AmSurg Holdings, Inc.	65.38%
The Akron Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Newark Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Southfield Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Alexandria Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Jackson Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Columbia ASC Northwest, LLC	TN	AmSurg Holdings, Inc.	51%
St. George Endoscopy Center, LLC	TN	AmSurg Holdings, Inc.	51%
The Paducah Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Greenville ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Columbia TN Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Rogers AR Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Tulsa OK Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Ft. Myers FL Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Peoria AZ Multi ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Columbus OH Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Columbia MD Orthopaedic ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Mesa AZ Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Kingsport TN Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Lewes DE Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Winter Haven/Sebring FL Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Los Alamos NM Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Voorhees NJ Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Rockledge FL Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Tampa FL Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Pueblo CO Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
Western Washington Endoscopy Centers, LLC	TN	AmSurg Holdings, Inc.	51%
The Lakeland FL Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Northern NV Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Edina MN Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The West Palm Beach FL Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Gainesville FL Orthopaedic ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Raleigh NC Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Hanover NJ Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Lake Bluff IL Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%

	State		Ownership
Name of Subsidiary	of Organization	Owned By	Percentage
The Sun City AZ Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Overland Park KS Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Casper WY Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Rockville MD Endoscopy ASC, LLC,	TN	AmSurg Holdings, Inc.	51%
Blue Water ASC, LLC	MI	AmSurg Holdings, Inc.	51%
Greenspring Station Endoscopy ASC, LLC	MD	AmSurg Holdings, Inc.	51%
Maryland Endoscopy Center Limited Liability Company	MD	AmSurg Holdings, Inc.	51%
The Scranton PA GP, LLC	TN	AmSurg Holdings, Inc.	51%
The Orlando FL Endosopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Ocala FL ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Cape Coral FL Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The St. Louis MO Orthopaedic ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Yuma AZ Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The West Orange NJ Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Greensboro NC Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Tulsa OK Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The St. Cloud MN Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Salem OR Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The El Dorado Multi-Specialty ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Nashville TN Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Laurel MD Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Torrance CA Multi-Specialty ASC, LLC	TN	AmSurg Holdings, Inc.	54%
The Sparks NV Endoscopy ASC,LLC	TN	AmSurg Holdings, Inc.	51%
The Metarie LA Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Shenandoah TX Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The New Orleans LA Uptown/West Bank Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Rockville/ESC-North MD Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Silver Spring MD Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The South Bend IN Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%